Exhibit 10.1

March 10, 2026

HH-BDH LLC

c/o Hicks Holdings Operating, LLC

2200 Ross Ave., Ste. 4600W

Dallas, TX 75201

Attn: Mack Hicks

Mr. Hicks:

Reference is made to that certain Credit and Guaranty Agreement, dated as of October 19, 2023, by and among HH-BDH LLC, a Delaware limited liability company, in its capacity as lender and as administrative agent (“Lender”), Beneficient Financing, L.L.C., a Delaware limited liability company (“Borrower”), and Beneficient Company Holdings, L.P., a Delaware limited partnership (“Guarantor”) pursuant to which Lender provided secured term loans to Borrower (as amended by that certain First Amendment No. 1 and Waiver No. 1 to Credit and Guaranty Agreement and Each Other Loan Document dated as of August 16, 2024 and as otherwise amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

As of the date hereof, Borrower has repaid in full all outstanding principal amounts advanced under the Credit Agreement. Borrower and Lender acknowledge that certain accrued and unpaid interest and fees in an amount equal to $1,572,588 (the “Outstanding Interest and Fees”) and reimbursable costs and expenses in an amount equal to $94,365 (the “Outstanding Expenses” and together with the Outstanding Interest and Fees, the “Outstanding Amounts”), remain outstanding under the Credit Agreement. The parties desire to amend the Credit Agreement on the terms set out herein (this “Amendment”) to provide for the satisfaction of the Outstanding Amounts, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Outstanding Amounts. The Outstanding Amounts owed to Lender shall be satisfied as follows:

a) Outstanding Interest and Fees. (i) Upon the effectiveness of this Amendment, Beneficient, a Nevada corporation and ultimate parent company of Borrower (“Ben Nevada”), shall issue to Lender that number of shares (the “Shares”) of Ben Nevada’s Class A common stock, par value $0.001 per share (“Common Stock”), having an aggregate value equal to $572,588, as calculated by dividing such aggregate value by the five (5) day volume-weighted average price per share of the Common Stock as of the date of issuance. (ii) Borrower shall pay to Lender an amount in cash equal to $1,000,000 not later than five (5) Business Days following September 30, 2026 (the “Cash Payment”).

b) Outstanding Expenses. Borrower shall pay to Lender an amount in cash equal to the Outstanding Expenses not later than five (5) Business Days following March 31, 2026.

Amounts or Shares paid or delivered pursuant to this Section 1 shall be applied to the Outstanding Amounts as received, and each such amount shall be deemed satisfied in full upon payment or delivery thereof in accordance with the terms hereof, provided, that no partial payment or delivery shall constitute a waiver of Lender’s right to receive all remaining Outstanding Amounts in accordance with the terms hereof. Upon payment and delivery of the Outstanding Amounts as provided in this Section 1, (i) all liabilities, obligations and indebtedness of Borrower and Guarantor under the Credit Agreement shall be irrevocably satisfied, discharged, and terminated in full, all without any further action being required to effectuate the foregoing, except for provisions that expressly survive termination by their terms, and (ii) all of the security interests, mortgages, deeds of trust, liens and pledges in favor of the Lender under each of the Loan Documents, and all guarantees of the Obligations under each of the Loan Documents, in each case, shall be automatically terminated and released, all without any further action being required to effectuate the foregoing.

In the event that any cash payment required to be made pursuant to this Section 1 is not paid when due, such overdue amount shall bear interest from the date such payment was due until the date of actual payment at a rate per annum equal to 12%.

2. Lender’s Representations and Warranties. Lender hereby represents and warrants to, and agrees with, Borrower and Ben Nevada as follows:

a) No Government Recommendation or Approval. Lender understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Shares.

b) No Conflicts. The execution, delivery and performance of this Amendment and the consummation by Lender of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the formation and governing documents of Lender, (ii) any agreement, indenture or instrument to which Lender is a party, (iii) any law, statute, rule or regulation to which Lender is subject, or (iv) any agreement, order, judgment or decree to which Lender is subject.

c) Organization and Authority. Lender is a Delaware limited liability company, validly existing and in good standing under the laws of Delaware and possesses all requisite power and authority necessary to carry out the transactions contemplated by this Amendment. Upon execution and delivery, this Amendment will be a legal, valid and binding agreement of Lender, enforceable against Lender in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy or insolvency laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

d) Experience, Financial Capability and Suitability. Lender is: (i) sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Shares and (ii) able to bear the economic risk of its investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act (as defined below) and therefore cannot be resold unless such transaction is registered under the Securities Act or an exemption from such registration is available. Lender is capable of evaluating the merits and risks of its investment in Ben Nevada and has the capacity to protect its own interests. Lender must bear the economic risk of this investment until the Shares are sold pursuant to: (x) an effective registration statement under the Securities Act or (y) an exemption from registration available with respect to such sale. Lender is able to bear the economic risks of an investment in the Shares and to afford a complete loss of Lender’s investment in the Shares.

e) Access to Information; Independent Investigation. Prior to the execution of this Amendment, Lender has had the opportunity to ask questions of and receive answers from representatives of Ben Nevada concerning an investment in Ben Nevada, as well as the finances, operations, business and prospects of Ben Nevada, and the opportunity to obtain additional information to verify the accuracy of all information so obtained. In determining whether to make this investment, Lender has relied solely on Lender’s own knowledge and understanding of Ben Nevada and its business based upon Lender’s own due diligence investigation and the information furnished pursuant to this paragraph. Lender understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this Section 2, and Lender has not relied on any other representations or information in making its investment decision, whether written or oral, relating to Ben Nevada, its operations or its prospects.

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f) Regulation D Offering. Lender represents that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption applicable to “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act or similar exemptions under federal and state law.

g) Investment Purposes. Lender is purchasing the Shares solely for investment purposes, for Lender’s own account and not for the account or benefit of any other person, and not with a view towards the distribution or dissemination thereof. Lender did not enter into this Amendment as a result of any general solicitation or general advertising within the meaning of Rule 502 of Regulation D under the Securities Act.

h) Restrictions on Transfer. Lender understands the Shares are being offered in a transaction not involving a public offering within the meaning of the Securities Act. Lender understands the Shares will be “restricted securities” as defined in Rule 144(a)(3) under the Securities Act and Lender understands that any certificate or book entries representing the Shares will contain a legend in respect of such restrictions. If in the future Lender decides to offer, resell, pledge or otherwise transfer the Shares, such Shares may be offered, resold, pledged or otherwise transferred only in accordance with the provisions of Section 4 hereof. Lender agrees that if any transfer of its Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, Lender may be required to deliver to Ben Nevada an opinion of counsel reasonably satisfactory to Ben Nevada. Absent registration under the Securities Act or an exemption therefrom, Lender agrees not to resell the Shares.

i) No Governmental Consents. No governmental, administrative or other third-party consents or approvals are required, necessary or appropriate on the part of Lender in connection with the transactions contemplated by this Amendment.

3. Ben Nevada’s Representations, Warranties and Agreements. Each of Borrower and Ben Nevada, as applicable, hereby represents and warrants to Lender and agrees with Lender as follows:

a) Organization and Corporate Power. Ben Nevada is a Nevada corporation and is qualified to do business in every jurisdiction in which the failure to do so qualify would reasonably be expected to have a material adverse effect on its financial condition, operating results or assets. Ben Nevada possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Amendment.

b) No Conflicts. The execution, delivery and performance of this Amendment and the consummation by Ben Nevada of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) its Articles of Incorporation or Bylaws, (ii) any agreement, indenture or instrument to which Ben Nevada or Borrower is a party, (iii) any law, statute, rule or regulation to which Ben Nevada or Borrower is subject, or (iv) any agreement, order, judgment or decree to which Ben Nevada or Borrower is subject.

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c) Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Shares will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with the terms hereof Lender will have or receive good title to the Shares, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions hereunder and other agreements to which the Shares may be subject which have been set forth herein and (b) transfer restrictions under federal and state securities laws.

d) No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting Ben Nevada or Borrower which: (i) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Amendment or (ii) question the validity or legality of any transactions or seek to recover damages or to obtain other relief in connection with any transactions.

4. Restrictions on Transfer.

a) Securities Law Restrictions. Lender agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Shares unless, prior thereto (a) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Shares proposed to be transferred shall then be effective or (b) Ben Nevada has received an opinion from counsel reasonably satisfactory to Ben Nevada, that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the Securities and Exchange Commission thereunder and under all applicable state securities laws.

b) Restrictive Legends. All certificates representing the Shares shall have endorsed thereon legends substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL (IF THE COMPANY SO REQUESTS), IS AVAILABLE.”

5. Assignment. The rights and obligations under this Amendment may not be assigned by any party hereto without the prior written consent of the other parties, not to be unreasonably withheld, conditioned or delayed; provided that, following prior written notice to Ben Nevada and Borrower, Lender may assign the Shares and its rights and obligations under this Amendment to Hicks Holdings Operating, LLC or its affiliate.

6. Registration Rights.

a) Piggyback Registration. If Ben Nevada proposes to register any Common Stock under the Securities Act (other than on Form S-4 or S-8), Ben Nevada shall notify Lender at least ten (10) days prior to filing and include all Shares that Lender requests to be included, subject to underwriter cutback only after all securities Ben Nevada proposes to sell for its own account are included. Lender’s piggyback registration rights are limited to a single registration statement and shall not apply to any future registration statements filed by Ben Nevada following the first registration statement in which Lender either participates or declines to participate. If Lender elects to register any Shares pursuant to this Section, or if Lender fails to respond to Ben Nevada’s notice within ten (10) days of receipt thereof, Lender shall have no further rights to include any Shares in any subsequent registration statement filed by Ben Nevada, and the rights granted to Lender under this Section shall terminate.

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b) Cooperation. Ben Nevada shall provide Lender with customary notices, copies of all registration materials, and shall take all actions reasonably necessary to maintain the effectiveness of any registration statement. Lender shall provide information reasonably requested by Ben Nevada for inclusion in any registration statement.

c) Rule 144. Ben Nevada shall use commercially reasonable efforts to remain current in its securities reporting obligations to facilitate resales under Rule 144.

7. General Provisions.

a) General. The provisions of the Credit Agreement, as modified by this Amendment, shall remain in full force and effect following the date hereof. On and after the date hereof, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. On and after the date hereof, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement, as modified by this Amendment.

b) Counterparts. Section 10.13 of the Credit Agreement is hereby incorporated by reference mutatis mutandis.

c) Governing Law; Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial. Sections 10.12 and 10.18 of the Credit Agreement are incorporated herein, mutatis mutandis.

d) Severability of Provisions. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision held to be invalid or unenforceable.

8. Costs and Expenses. Borrower and Ben Nevada, jointly and severally, shall pay to Lender on demand all reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) incurred by Lender in connection with (a) any further amendment or modification of the Credit Agreement or any other Loan Document, and (b) the enforcement or protection of Lender’s rights under this Amendment or any other Loan Document.

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IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

BORROWER:

Beneficient Financing, L.L.C., a limited liability company organized under the laws of the State of Delaware

By:	/s/ David Rost
Name:	David Rost
Title:	Authorized Signatory

BEN NEVADA:

Beneficient, a corporation incorporated under the laws of the State of Nevada

By:	/s/ David Rost
Name:	David Rost
Title:	Authorized Signatory

AGREED AND ACCEPTED:

LENDER:

HH-BDH LLC, a limited liability company

organized under the laws of the State of

Delaware

By:	/s/ Mack Hicks
Name:	Mack Hicks
Title:	Authorized Signatory